UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                          AMENDMENT TO CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


             Date of the earliest event reported: JANUARY 15, 2004


                           STELLAR TECHNOLOGIES, INC.

       (Exact Name of Small Business Issuer as Specified in Its Charter)


                       Commission file number: 000-33099


            COLORADO                                   84-1553046
-------------------------------------    ---------------------------------------
  (State or Other Jurisdiction of                  (IRS Employer
  Incorporation of Organization)                    Identification Number)


                             5633 STRAND BOULEVARD
                                   SUITE 318
                             NAPLES, FLORIDA 34110
                   ------------------------------------------
                    (Address of Principal Executive Offices)


                                 (239) 596-8655
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Financial Statements of Business Acquired.

      The financial  statements  required by this Item 7(a) are filed as Exhibit
99.1 to this Current Report on Form 8-K/A and incorporated by reference herein.

      (b)   Pro Forma Financial Information.

      The pro forma financial information required by this Item 7(b) is filed as
Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated by reference herein.

      (c)   Exhibits.

      2.1 Agreement and Plan of Merger, dated December 16, 2003, by and among International Travel CD's, Inc., International Travel CD's Acquisition Corp., Stellar Venture Partners, LLC, and MAS Services, Inc. *

      2.2 First Amendment and Waiver to Agreement and Plan of Merger, dated January 14, 2004, by and among International Travel CD's, Inc., International Travel CD's Acquisition Corp., Stellar Venture Partners, LLC, and MAS Services, Inc. *

      99.1  Financial Statements of Business Acquired.

      99.2  Pro Forma Financial Information.

* Incorporated by reference to the Current Report on Form 8-K filed with the SEC on January 30, 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          STELLAR TECHNOLOGIES, INC.


Dated: March 30, 2004                     /s/  Richard A. Schmidt
                                          --------------------------------------
                                          Richard A. Schmidt
                                          Chairman and Chief Executive Officer

                                 EXHIBIT INDEX

Exhibit Number                            Description
--------------                            -----------

      99.1      Financial Statements of Business Acquired.

      99.2      Pro Forma Financial Information.